Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

In conjunction with the annual report of Sharps Compliance Corp. (the “Company”) on Form 10-K for the year ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof, I, David P. Tusa, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)
The Form 10-K report for the year ended June 30, 2013, filed with the Securities and Exchange Commission on August 29, 2013 fully complies with the requirements of Section 13 (a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)
The information contained in the Form 10-K report for the year ended June 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.

Date: August 29, 2013	By: /s/ DAVID P. TUSA
David P. Tusa
Chief Executive Officer and President (Principal Executive Officer)